Exhibit 99.2

The	Supplementary	December 31, 2011
Chubb	Investor
Corporation	Information

This report is for informational purposes only. It should be read in conjunction with documents filed by The Chubb Corporation with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

THE CHUBB CORPORATION

SUPPLEMENTARY INVESTOR INFORMATION

TABLE OF CONTENTS

DECEMBER 31, 2011

Page
The Chubb Corporation:
Consolidated Balance Sheet Highlights	1
Share Repurchase Activity	2

Summary of Invested Assets:
Corporate	3
Property and Casualty	3

Investment Income After Taxes:
Corporate	4
Property and Casualty	4

Property and Casualty Insurance Group:
Statutory Policyholders’ Surplus	4
Change in Net Unpaid Losses	5
Underwriting Results — Year-To-Date	6-10
Underwriting Results — Quarterly	11-15

Definitions of Key Terms	16-17

THE CHUBB CORPORATION

CONSOLIDATED BALANCE SHEET HIGHLIGHTS

AS OF DECEMBER 31

(in millions, except per share amounts)

	2011		2010
		% of Total		% of Total
Invested Assets (at carrying value)
Short Term Investments	$1,893	4%	$1,905	4%
Fixed Maturities
Tax Exempt	20,211	47	19,774	47
Taxable	16,973	40	16,745	40
Equity Securities	1,512	4	1,550	4
Other Invested Assets	2,180	5	2,239	5

Total Invested Assets	$42,769	100%	$42,213	100%

Unrealized Appreciation of Investments
Fixed Maturities	$2,422		$1,458
Equity Securities	248		265

	2,670		1,723
Deferred Income Tax Liability	934		603

	$1,736		$1,120

Capitalization
Long Term Debt	$3,575		$3,975
Shareholders’ Equity	15,574		15,530

Total Capitalization	$19,149		$19,505

Debt as a Percentage of Total Capitalization	18.7%		20.4%

Actual Common Shares Outstanding	272.5		297.3

Book Value Per Common Share	$57.15		$52.24

Book Value Per Common Share, with Available-for-Sale Fixed Maturities at Amortized Cost	$51.38		$49.05

THE CHUBB CORPORATION

SHARE REPURCHASE ACTIVITY

(dollars in millions, except per share amounts)

	Periods Ended December 31
	Fourth Quarter 2011	Twelve Months 2011	From December 2005 to December 31, 2011
Cost of Shares Repurchased	$396	$1,718	$9,678

Average Cost Per Share	$66.10	$62.30	$52.57

Shares Repurchased	5,995,873	27,582,889	184,090,593

During the period from December 2005 through September 2010, under several share repurchase authorizations the Board of Directors authorized the repurchases of a total of 155 million shares of the Corporation’s common stock. No shares remain under these repurchase authorizations.

In December 2010, the Board of Directors authorized the repurchase of up to 30,000,000 shares of the Corporation’s common stock. The authorization has no expiration date. As of December 31, 2011, 909,407 shares remained under the share repurchase authorization.

THE CHUBB CORPORATION

SUMMARY OF INVESTED ASSETS

AS OF DECEMBER 31

CORPORATE

	$00,000	$00,000	$00,000	$00,000
	Cost or Amortized Cost		Carrying Value (a)
	2011	2010	2011	2010
	(in millions)
Short Term Investments	$1,035	$817	$1,035	$817
Taxable Fixed Maturities	955	1,154	983	1,197
Equity Securities	200	205	179	171
Other Invested Assets	27	23	27	23

TOTAL	$2,217	$2,199	$2,224	$2,208

PROPERTY AND CASUALTY

	$000,000	$000,000	$000,000	$000,000
	Cost or Amortized Cost		Carrying Value (a)
	2011	2010	2011	2010
	(in millions)
Short Term Investments	$858	$1,088	$858	$1,088
Fixed Maturities
Tax Exempt	18,786	19,072	20,211	19,774
Taxable	15,021	14,835	15,990	15,548
Equity Securities	1,064	1,080	1,333	1,379
Other Invested Assets	2,153	2,216	2,153	2,216

TOTAL	$37,882	$38,291	$40,545	$40,005

(a)	Short term investments are carried at amortized cost, which approximates fair value. Fixed maturities and equity securities are carried at fair value. Other invested assets include private equity limited partnerships carried at Chubb’s equity in the net assets of the partnerships.

THE CHUBB CORPORATION

INVESTMENT INCOME AFTER TAXES

	$0,000	$0,000	$0,000	$0,000
	Periods Ended December 31
	Fourth Quarter		Twelve Months
	2011	2010	2011	2010
	(in millions)
CORPORATE INVESTMENT INCOME	$7	$9	$28	$47

PROPERTY AND CASUALTY INVESTMENT INCOME
Tax Exempt Interest	$188	$192	$763	$761
Taxable Interest	116	118	468	469
Other	16	15	57	52
Investment Expenses	(4)	(5)	(23)	(21)

TOTAL	$316	$320	$1,265	$1,261

Effective Tax Rate	19.2%	19.2%	19.0%	19.1%

After-Tax Annualized Yield	3.30%	3.33%	3.25%	3.29%

After-tax annualized yield is based on the average invested assets for the periods presented, with fixed maturities at amortized cost and equity securities at fair value.

STATUTORY POLICYHOLDERS’ SURPLUS

AS OF DECEMBER 31

	$00,000	$00,000	$00,000
	2011	2010	2009
	(in millions)
Estimated Statutory Policyholders’ Surplus	$13,950	$14,539	$14,526
Rolling Year Statutory Net Premiums Written	$11,778	$11,262	$11,074
Ratio of Statutory Net Premiums Written to Policyholders’ Surplus	0.84:1	0.77:1	0.76:1

Statutory Policyholders’ Surplus and Net Premiums Written include all domestic and foreign property and casualty subsidiaries.

THE CHUBB CORPORATION

PROPERTY AND CASUALTY

CHANGE IN NET UNPAID LOSSES

TWELVE MONTHS ENDED DECEMBER 31, 2011

	Net Unpaid Losses			IBNR	All Other Unpaid Losses
	12/31/11	12/31/10	Increase (Decrease)	Increase (Decrease)	Increase (Decrease)
	(in millions)
Personal Insurance
Automobile	$404	$395	$9	$(4)	$13
Homeowners	769	692	77	24	53
Other	902	877	25	9	16

Total Personal	2,075	1,964	111	29	82

Commercial Insurance
Multiple Peril	1,735	1,705	30	35	(5)
Casualty	6,274	6,141	133	151	(18)
Workers’ Compensation	2,392	2,234	158	137	21
Property and Marine	1,118	819	299	68	231

Total Commercial	11,519	10,899	620	391	229

Specialty Insurance
Professional Liability	7,180	7,388	(208)	(220)	12
Surety	75	58	17	5	12

Total Specialty	7,255	7,446	(191)	(215)	24

Total Insurance	20,849	20,309	540	205	335
Reinsurance Assumed	480	592	(112)	(84)	(28)

Total	$21,329	$20,901	$428	$121	$307

THE CHUBB CORPORATION—WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2011 AND 2010

(DOLLARS IN MILLIONS)

	Personal Automobile		Homeowners		Other Personal		Total Personal
	2011	2010	2011	2010	2011	2010	2011	2010
Net Premiums Written	$682	$638	$2,477	$2,382	$818	$805	$3,977	$3,825
Decrease (Increase) in Unearned Premiums	(17)	(22)	(41)	(14)	(2)	(21)	(60)	(57)

Net Premiums Earned	665	616	2,436	2,368	816	784	3,917	3,768

Net Losses Paid	411	384	1,540	1,361	448	439	2,399	2,184
Increase (Decrease) in Outstanding Losses	11	(8)	75	25	23	9	109	26

Net Losses Incurred	422	376	1,615	1,386	471	448	2,508	2,210

Expenses Incurred	211	190	840	791	311	274	1,362	1,255

Dividends Incurred	—	—	—	—	—	—	—	—

Statutory Underwriting Income (Loss)	$32	$50	$(19)	$191	$34	$62	$47	$303

Ratios After Dividends to Policyholders:

Loss	63.5%	61.0%	66.3%	58.5%	57.7%	57.2%	64.0%	58.7%
Expense	30.9	29.8	33.9	33.2	38.0	34.0	34.3	32.8

Combined	94.4%	90.8%	100.2%	91.7%	95.7%	91.2%	98.3%	91.5%

Premiums Written as a % of Total	5.8%	5.7%	21.0%	21.2%	7.0%	7.1%	33.8%	34.0%

THE CHUBB CORPORATION—WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2011 AND 2010

(DOLLARS IN MILLIONS)

	Commercial Multiple Peril		Commercial Casualty		Commercial Workers’ Compensation		Commercial Property and Marine		Total Commercial
	2011	2010	2011	2010	2011	2010	2011	2010	2011	2010
Net Premiums Written	$1,136	$1,094	$1,639	$1,532	$860	$756	$1,416	$1,294	$5,051	$4,676
Decrease (Increase) in Unearned Premiums	(7)	19	(19)	(9)	(31)	(20)	(49)	(19)	(106)	(29)

Net Premiums Earned	1,129	1,113	1,620	1,523	829	736	1,367	1,275	4,945	4,647

Net Losses Paid	700	555	855	791	405	386	814	657	2,774	2,389
Increase (Decrease) in Outstanding Losses	29	89	111	162	157	102	295	65	592	418

Net Losses Incurred	729	644	966	953	562	488	1,109	722	3,366	2,807

Expenses Incurred	419	403	464	446	193	184	475	438	1,551	1,471

Dividends Incurred	—	—	—	—	27	22	—	—	27	22

Statutory Underwriting Income (Loss)	$(19)	$66	$190	$124	$47	$42	$(217)	$115	$1	$347

Ratios After Dividends to Policyholders:

Loss	64.6%	57.9%	59.6%	62.6%	70.0%	68.3%	81.1%	56.6%	68.4%	60.7%
Expense	36.9	36.8	28.3	29.1	23.2	25.1	33.6	33.9	30.9	31.6

Combined	101.5%	94.7%	87.9%	91.7%	93.2%	93.4%	114.7%	90.5%	99.3%	92.3%

Premiums Written as a % of Total	9.7%	9.8%	13.9%	13.6%	7.3%	6.7%	12.1%	11.5%	43.0%	41.6%

THE CHUBB CORPORATION—WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2011 AND 2010

(DOLLARS IN MILLIONS)

	Professional Liability		Surety		Total Specialty
	2011	2010	2011	2010	2011	2010
Net Premiums Written	$2,388	$2,398	$332	$329	$2,720	$2,727
Decrease (Increase) in Unearned Premiums	50	50	(1)	10	49	60

Net Premiums Earned	2,438	2,448	331	339	2,769	2,787

Net Losses Paid	1,756	1,635	30	19	1,786	1,654
Increase (Decrease) in Outstanding Losses	(245)	(151)	17	—	(228)	(151)

Net Losses Incurred	1,511	1,484	47	19	1,558	1,503

Expenses Incurred	666	651	114	115	780	766

Dividends Incurred	—	—	4	6	4	6

Statutory Underwriting Income (Loss)	$261	$313	$166	$199	$427	$512

Ratios After Dividends to Policyholders:

Loss	62.0%	60.6%	14.4%	5.7%	56.4%	54.0%
Expense	27.9	27.2	34.7	35.6	28.7	28.2

Combined	89.9%	87.8%	49.1%	41.3%	85.1%	82.2%

Premiums Written as a % of Total	20.3%	21.4%	2.8%	2.9%	23.1%	24.3%

THE CHUBB CORPORATION—WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2011 AND 2010

(DOLLARS IN MILLIONS)

	Total		Reinsurance		Worldwide
	Insurance		Assumed		Total
	2011	2010	2011	2010	2011	2010
Net Premiums Written	$11,748	$11,228	$10	$8	$11,758	$11,236
Decrease (Increase) in Unearned Premiums	(117)	(26)	3	5	(114)	(21)

Net Premiums Earned	11,631	11,202	13	13	11,644	11,215

Net Losses Paid	6,959	6,227	87	127	7,046	6,354
Increase (Decrease) in Outstanding Losses	473	293	(112)	(148)	361	145

Net Losses Incurred	7,432	6,520	(25)	(21)	7,407	6,499

Expenses Incurred	3,693	3,492	2	4	3,695	3,496

Dividends Incurred	31	28	—	—	31	28

Statutory Underwriting Income (Loss)	$475	$1,162	$36	$30	511	1,192

Increase in Deferred Acquisition Costs					63	30

GAAP Underwriting Income					$574	$1,222

Ratios After Dividends to Policyholders:

Loss	64.1%	58.3%	* %	* %	63.8%	58.1%
Expense	31.5	31.2	*	*	31.5	31.2

Combined	95.6%	89.5%	* %	* %	95.3%	89.3%

Premiums Written as a % of Total	99.9%	99.9%	0.1%	0.1%	100.0%	100.0%

*	Combined, loss and expense ratios are no longer presented for Reinsurance Assumed since this business is in run-off.

THE CHUBB CORPORATION—WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2011 AND 2010

(DOLLARS IN MILLIONS)

			Outside
			the		Worldwide
	United States		United States		Total
	2011	2010	2011	2010	2011	2010
Net Premiums Written	$8,476	$8,289	$3,282	$2,947	$11,758	$11,236
Decrease (Increase) in Unearned Premiums	(52)	44	(62)	(65)	(114)	(21)

Net Premiums Earned	8,424	8,333	3,220	2,882	11,644	11,215

Net Losses Paid	5,463	5,006	1,583	1,348	7,046	6,354
Increase (Decrease) in Outstanding Losses	138	120	223	25	361	145

Net Losses Incurred	5,601	5,126	1,806	1,373	7,407	6,499

Expenses Incurred	2,498	2,446	1,197	1,050	3,695	3,496

Dividends Incurred	31	28	—	—	31	28

Statutory Underwriting Income (Loss)	$294	$733	$217	$459	511	1,192

Increase in Deferred Acquisition Costs					63	30

GAAP Underwriting Income					$574	$1,222

Ratios After Dividends to Policyholders:

Loss	66.7%	61.7%	56.1%	47.6%	63.8%	58.1%
Expense	29.6	29.6	36.5	35.6	31.5	31.2

Combined	96.3%	91.3%	92.6%	83.2%	95.3%	89.3%

Premiums Written as a % of Total	72.1%	73.8%	27.9%	26.2%	100.0%	100.0%

THE CHUBB CORPORATION—WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE QUARTERS ENDED DECEMBER 31, 2011 AND 2010

(DOLLARS IN MILLIONS)

	Personal				Other		Total
	Automobile		Homeowners		Personal		Personal
	2011	2010	2011	2010	2011	2010	2011	2010
Net Premiums Written	$165	$164	$605	$587	$221	$212	$991	$963
Decrease (Increase) in Unearned Premiums	—	(6)	6	10	(4)	1	2	5

Net Premiums Earned	165	158	611	597	217	213	993	968

Net Losses Paid	112	103	490	295	114	108	716	506
Increase (Decrease) in Outstanding Losses	(9)	(7)	(192)	(26)	10	13	(191)	(20)

Net Losses Incurred	103	96	298	269	124	121	525	486

Expenses Incurred	51	48	203	198	83	76	337	322

Dividends Incurred	—	—	—	—	—	—	—	—

Statutory Underwriting Income (Loss)	$11	$14	$110	$130	$10	$16	$131	$160

Ratios After Dividends to Policyholders:

Loss	62.4%	60.7%	48.7%	45.1%	57.1%	56.8%	52.9%	50.2%
Expense	30.9	29.3	33.6	33.7	37.6	35.9	34.0	33.5

Combined	93.3%	90.0%	82.3%	78.8%	94.7%	92.7%	86.9%	83.7%

Premiums Written as a % of Total	5.6%	5.8%	20.4%	20.6%	7.4%	7.4%	33.4%	33.8%

THE CHUBB CORPORATION—WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE QUARTERS ENDED DECEMBER 31, 2011 AND 2010

(DOLLARS IN MILLIONS)

					Commercial		Commercial
	Commercial		Commercial		Workers’		Property		Total
	Multiple Peril		Casualty		Compensation		and Marine		Commercial
	2011	2010	2011	2010	2011	2010	2011	2010	2011	2010
Net Premiums Written	$284	$277	$392	$370	$198	$170	$358	$325	$1,232	$1,142
Decrease (Increase) in Unearned Premiums	(3)	3	13	9	15	16	(4)	2	21	30

Net Premiums Earned	281	280	405	379	213	186	354	327	1,253	1,172

Net Losses Paid	221	148	224	207	106	95	266	191	817	641
Increase (Decrease) in Outstanding Losses	(89)	(5)	33	29	40	34	(16)	22	(32)	80

Net Losses Incurred	132	143	257	236	146	129	250	213	785	721

Expenses Incurred	99	100	111	113	47	43	113	105	370	361

Dividends Incurred	—	—	—	—	7	5	—	—	7	5

Statutory Underwriting Income (Loss)	$50	$37	$37	$30	$13	$9	$(9)	$9	$91	$85

Ratios After Dividends to Policyholders:

Loss	46.9%	51.1%	63.5%	62.3%	70.9%	71.3%	70.6%	65.2%	63.0%	61.8%
Expense	34.9	36.1	28.3	30.5	24.6	26.0	31.6	32.3	30.2	31.7

Combined	81.8%	87.2%	91.8%	92.8%	95.5%	97.3%	102.2%	97.5%	93.2%	93.5%

Premiums Written as a % of Total	9.6%	9.7%	13.2%	13.0%	6.7%	5.9%	12.1%	11.4%	41.6%	40.0%

THE CHUBB CORPORATION—WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE QUARTERS ENDED DECEMBER 31, 2011 AND 2010

(DOLLARS IN MILLIONS)

	Professional				Total
	Liability		Surety		Specialty
	2011	2010	2011	2010	2011	2010
Net Premiums Written	$648	$663	$88	$83	$736	$746
Decrease (Increase) in Unearned Premiums	(45)	(54)	1	2	(44)	(52)

Net Premiums Earned	603	609	89	85	692	694

Net Losses Paid	554	470	5	5	559	475
Increase (Decrease) in Outstanding Losses	(130)	(85)	6	(3)	(124)	(88)

Net Losses Incurred	424	385	11	2	435	387

Expenses Incurred	167	169	30	29	197	198

Dividends Incurred	—	—	1	1	1	1

Statutory Underwriting Income (Loss)	$12	$55	$47	$53	$59	$108

Ratios After Dividends to Policyholders:

Loss	70.3%	63.2%	12.5%	2.4%	63.0%	55.8%
Expense	25.8	25.5	34.5	35.4	26.8	26.6

Combined	96.1%	88.7%	47.0%	37.8%	89.8%	82.4%

Premiums Written as a % of Total	21.8%	23.2%	3.0%	2.9%	24.8%	26.1%

THE CHUBB CORPORATION—WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE QUARTERS ENDED DECEMBER 31, 2011 AND 2010

(DOLLARS IN MILLIONS)

	Total Insurance		Reinsurance Assumed		Worldwide Total
	2011	2010	2011	2010	2011	2010
Net Premiums Written	$2,959	$2,851	$6	$2	$2,965	$2,853
Decrease (Increase) in Unearned Premiums	(21)	(17)	1	—	(20)	(17)

Net Premiums Earned	2,938	2,834	7	2	2,945	2,836

Net Losses Paid	2,092	1,622	16	33	2,108	1,655
Increase (Decrease) in Outstanding Losses	(347)	(28)	(20)	(40)	(367)	(68)

Net Losses Incurred	1,745	1,594	(4)	(7)	1,741	1,587

Expenses Incurred	904	881	1	—	905	881

Dividends Incurred	8	6	—	—	8	6

Statutory Underwriting Income (Loss)	$281	$353	$10	$9	291	362

Decrease in Deferred Acquisition Costs					(7)	(6)

GAAP Underwriting Income					$284	$356

Ratios After Dividends to Policyholders:

Loss	59.6%	56.3%	* %	* %	59.3%	56.1%
Expense	30.6	31.0	*	*	30.6	30.9

Combined	90.2%	87.3%	* %	* %	89.9%	87.0%

Premiums Written as a % of Total	99.8%	99.9%	0.2%	0.1%	100.0%	100.0%

*	Combined, loss and expense ratios are no longer presented for Reinsurance Assumed since this business is in run-off.

THE CHUBB CORPORATION—WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE QUARTERS ENDED DECEMBER 31, 2011 AND 2010

(DOLLARS IN MILLIONS)

	United States		Outside the United States		Worldwide Total
	2011	2010	2011	2010	2011	2010
Net Premiums Written	$2,127	$2,060	$838	$793	$2,965	$2,853
Decrease (Increase) in Unearned Premiums	4	23	(24)	(40)	(20)	(17)

Net Premiums Earned	2,131	2,083	814	753	2,945	2,836

Net Losses Paid	1,672	1,284	436	371	2,108	1,655
Increase (Decrease) in Outstanding Losses	(386)	(62)	19	(6)	(367)	(68)

Net Losses Incurred	1,286	1,222	455	365	1,741	1,587

Expenses Incurred	609	598	296	283	905	881

Dividends Incurred	8	6	—	—	8	6

Statutory Underwriting Income (Loss)	$228	$257	$63	$105	291	362

Decrease in Deferred Acquisition Costs					(7)	(6)

GAAP Underwriting Income					$284	$356

Ratios After Dividends to Policyholders:

Loss	60.6%	58.8%	55.9%	48.5%	59.3%	56.1%
Expense	28.7	29.1	35.3	35.7	30.6	30.9

Combined	89.3%	87.9%	91.2%	84.2%	89.9%	87.0%

Premiums Written as a % of Total	71.7%	72.2%	28.3%	27.8%	100.0%	100.0%

THE CHUBB CORPORATION

Definitions of Key Terms

Underwriting Income (Loss)

Management evaluates underwriting results separately from investment results. The underwriting operations consist of four separate business units: personal insurance, commercial insurance, specialty insurance and reinsurance assumed. Performance of the business units is measured based on statutory underwriting results. Statutory accounting principles applicable to property and casualty insurance companies differ in certain respects from generally accepted accounting principles (GAAP). Under statutory accounting principles, policy acquisition and other underwriting expenses are recognized immediately, not at the time premiums are earned. Statutory underwriting income (loss) is arrived at by reducing premiums earned by losses and loss expenses incurred and statutory underwriting expenses incurred.

Management uses underwriting results determined in accordance with GAAP, among other measures, to assess the overall performance of the underwriting operations. To convert statutory underwriting results to a GAAP basis, policy acquisition expenses are deferred and amortized over the period in which the related premiums are earned. Underwriting income (loss) determined in accordance with GAAP is defined as premiums earned less losses and loss expenses incurred and GAAP underwriting expenses incurred.

Property and Casualty Investment Income After Income Tax

Management uses property and casualty investment income after income tax, a non-GAAP financial measure, to evaluate its investment results because it reflects the impact of any change in the proportion of the investment portfolio invested in tax exempt securities and is therefore more meaningful for analysis purposes than investment income before income taxes.

Book Value per Common Share with Available-for-Sale Fixed Maturities at Amortized Cost

Book value per common share represents the portion of consolidated shareholders’ equity attributable to one share of common stock outstanding as of the balance sheet date. Consolidated shareholders’ equity includes, as part of accumulated other comprehensive income (loss), the after-tax appreciation or depreciation, including unrealized other-than-temporary impairment losses, of the Corporation’s available-for-sale fixed maturities, which are carried at fair value. The appreciation or depreciation of available-for-sale fixed maturities is subject to fluctuation due to changes in interest rates and therefore could distort the analysis of trends. Management believes that book value per common share with available-for-sale fixed maturities at amortized cost, a non-GAAP financial measure, is an important measure of the underlying equity attributable to one share of common stock.

Combined Loss and Expense Ratio or Combined Ratio

The combined loss and expense ratio, expressed as a percentage, is the key measure of underwriting profitability. Management uses the combined loss and expense ratio calculated in accordance with statutory accounting principles applicable to property and casualty insurance companies to evaluate the performance of the underwriting operations. It is the sum of the ratio of losses and loss expenses to premiums earned (loss ratio) plus the ratio of statutory underwriting expenses to premiums written (expense ratio) after reducing both premium amounts by dividends to policyholders.

THE CHUBB CORPORATION

Definitions of Key Terms

Operating Income

Operating income, a non-GAAP financial measure, is net income excluding after-tax realized investment gains and losses. Management uses operating income, among other measures, to evaluate its performance because the realization of investment gains and losses in any given period is largely discretionary as to timing and can fluctuate significantly, which could distort the analysis of trends.

Return on Equity and Operating Return on Equity

Return on equity is the ratio of annualized net income divided by average shareholders’ equity. Average shareholders’ equity is the average of the beginning and all quarter-end balances within the period.

Operating return on equity, a non-GAAP measure, is the ratio of annualized operating income divided by average shareholders’ equity excluding the after-tax unrealized appreciation or depreciation of investments. Consolidated shareholders’ equity includes, as part of accumulated other comprehensive income (loss), the after-tax appreciation or depreciation, including unrealized other-than-temporary impairment losses, of the Corporation’s available-for-sale fixed maturities and equity securities, which are carried at fair value. The appreciation or depreciation of available-for-sale fixed maturities and equity securities is subject to fluctuation and could distort the analysis of trends. Average shareholders’ equity excluding the after-tax unrealized appreciation or depreciation of investments is the average of the beginning and all quarter-end balances within the period. Management uses operating return on equity, among other measures, to assess the overall performance of the Corporation.

	Periods Ended December 31
	Fourth Quarter		Twelve Months
	2011	2010	2011	2010
	(dollars in millions)
Annualized Net Income	$1,808	$2,480	$1,678	$2,174
Average Shareholders’ Equity	$15,606	$15,755	$15,622	$15,683

Return on Equity	11.6%	15.7%	10.7%	13.9%

Annualized Operating Income	$1,840	$2,076	$1,491	$1,897
Average Shareholders’ Equity Excluding Unrealized Appreciation or Depreciation	$13,996	$14,359	$14,271	$14,443

Operating Return on Equity	13.1%	14.5%	10.4%	13.1%